Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended December 29, 2019
FREMONT, Calif., January 29, 2020 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended December 29, 2019 (the “December 2019 quarter”).
Highlights for the December 2019 quarter were as follows:

•	Revenue of $2.58 billion.

•	U.S. GAAP gross margin of 45.7%, U.S. GAAP operating income as a percentage of revenue of 26.6%, and U.S. GAAP diluted EPS of $3.43.

•	Non-GAAP gross margin of 45.7%, non-GAAP operating income as a percentage of revenue of 27.1%, and non-GAAP diluted EPS of $4.01.
Key Financial Data for the Quarters Ended
December 29, 2019 and September 29, 2019
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2019	September 2019	Change Q/Q
Revenue	$2,583,501	$2,165,746	+ 19%
Gross margin as percentage of revenue	45.7%	45.3%	+ 40 bps
Operating income as percentage of revenue	26.6%	24.8%	+ 180 bps
Diluted EPS	$3.43	$3.09	+ 11%

Non-GAAP
	December 2019	September 2019	Change Q/Q
Revenue	$2,583,501	$2,165,746	+ 19%
Gross margin as percentage of revenue	45.7%	45.4%	+ 30 bps
Operating income as percentage of revenue	27.1%	25.5%	+ 160 bps
Diluted EPS	$4.01	$3.18	+ 26%

U.S. GAAP Financial Results
For the December 2019 quarter, revenue was $2,584 million, gross margin was $1,180 million, or 45.7% of revenue, operating expenses were $493 million, operating income was 26.6% of revenue, and net income was $515 million, or $3.43 per diluted share on a U.S. GAAP basis. This compares to revenue of $2,166 million, gross margin of $982 million, or 45.3% of revenue, operating expenses of $444 million, operating income of 24.8% of revenue, and net income of $466 million, or $3.09 per diluted share, for the quarter ended September 29, 2019 (the “September 2019 quarter”).
Non-GAAP Financial Results
For the December 2019 quarter, non-GAAP gross margin was $1,181 million or 45.7% of revenue, non-GAAP operating expenses were $481 million, non-GAAP operating income was 27.1% of revenue, and non-GAAP net income was $602 million, or $4.01 per diluted share. This compares to non-GAAP gross margin of $983 million or 45.4% of revenue, non-GAAP operating expenses of $431 million, non-GAAP operating income of 25.5% of revenue, and non-GAAP net income of $480 million, or $3.18 per diluted share for the September 2019 quarter.
“Lam closed out calendar 2019 with strong December quarter results,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “We are executing at a high level in an improving wafer fabrication equipment environment and building a powerful pipeline of new products to fuel future growth.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $4.9 billion at the end of the December 2019 quarter compared to $5.8 billion at the end of the September 2019 quarter. This decrease was primarily the result of $1.0 billion of share repurchases, including net share settlement on employee stock-based compensation, $166.7 million of dividends paid to stockholders, and $62.1 million of capital expenditures, partially offset by $307.9 million of cash generated from operating activities.

Deferred revenue and deferred profit at the end of the December 2019 quarter decreased to $411 million and $366 million, respectively, as compared to $481 million and $407 million, respectively, at the end of the September 2019 quarter. Lam’s deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $91 million as of December 29, 2019 and $47 million as of September 29, 2019.
Geographic Distribution
The geographic distribution of revenue during the December 2019 quarter is shown in the following table:

Region	Revenue
China	29%
Taiwan	26%
Korea	18%
United States	9%
Japan	8%
Southeast Asia	7%
Europe	3%
Outlook
For the quarter ended March 29, 2020, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$2.8 Billion	+/-	$200 Million	—		$2.8 Billion	+/-	$200 Million
Gross margin as a percentage of revenue	46.4%	+/-	1%	$2	Million	46.5%	+/-	1%
Operating income as a percentage of revenue	27.5%	+/-	1%	$14	Million	28.0%	+/-	1%
Net income per diluted share	$4.46	+/-	$0.40	$13	Million	$4.55	+/-	$0.40
Diluted share count	149 Million			—		149 Million

The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2 million.

•	Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $14 million.

•
Net income per diluted share - amortization related to intangible assets acquired though business combinations, $14 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $13 million.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2019 and September 2019 quarters exclude amortization related to intangible assets acquired through business combinations, amortization of note discounts, and income tax benefit of non-GAAP items. Additionally, the December 2019 quarter non-GAAP results exclude the cumulative income tax benefit reversal due to the Ninth Circuit decision to deny a rehearing of the Altera stock-based compensation case and the September 2019 quarter non-GAAP results exclude restructuring charges.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: the estimated future revenue from shipments to customers in Japan; the timing and amount of revenue and profit earned from any booked deferred revenue and profit; our continuing ability to execute; improvement in the wafer fabrication equipment environment; our ability to develop successful new products and the potential for those products to fuel future growth; the legal and business factors that may affect our future tax rate; and our guidance for revenue, gross margin (both as a dollar value and a percentage of revenue), operating income (both as a dollar value and a percentage of revenue), net income or earnings per diluted share, on either a GAAP or non-GAAP basis and diluted share count. Some factors that may affect these forward-looking statements include: business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 30, 2019 and our quarterly report on Form 10-Q for the fiscal quarter ended September 29, 2019. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)

Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 29, 2019	September 29, 2019	December 23, 2018	December 29, 2019	December 23, 2018
Revenue	$2,583,501	$2,165,746	$2,522,673	$4,749,247	$4,853,364
Cost of goods sold	1,403,857	1,184,036	1,377,640	2,587,893	2,650,133
Gross margin	1,179,644	981,710	1,145,033	2,161,354	2,203,231
Gross margin as a percent of revenue	45.7%	45.3%	45.4%	45.5%	45.4%
Research and development	318,861	286,827	285,556	605,688	577,228
Selling, general and administrative	174,272	157,428	169,098	331,700	343,873
Total operating expenses	493,133	444,255	454,654	937,388	921,101
Operating income	686,511	537,455	690,379	1,223,966	1,282,130
Operating income as a percent of revenue	26.6%	24.8%	27.4%	25.8%	26.4%
Other expense, net	(13,924)	(12,728)	(30,649)	(26,652)	(31,026)
Income before income taxes	672,587	524,727	659,730	1,197,314	1,251,104
Income tax expense	(158,077)	(58,938)	(90,875)	(217,015)	(148,889)
Net income	$514,510	$465,789	$568,855	$980,299	$1,102,215
Net income per share:
Basic	$3.57	$3.22	$3.67	$6.79	$7.10
Diluted	$3.43	$3.09	$3.51	$6.52	$6.73
Number of shares used in per share calculations:
Basic	143,987	144,673	155,022	144,330	155,340
Diluted	150,097	150,682	162,170	150,389	163,749
Cash dividend declared per common share	$1.15	$1.15	$1.10	$2.30	$2.20

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 29, 2019	September 29, 2019	June 30, 2019
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$3,035,887	$4,607,182	$3,658,219
Investments	1,647,867	983,650	1,772,984
Accounts receivable, net	2,030,490	1,635,643	1,455,522
Inventories	1,528,620	1,483,385	1,540,140
Prepaid expenses and other current assets	212,101	124,755	133,544
Total current assets	8,454,965	8,834,615	8,560,409
Property and equipment, net	1,047,254	1,030,168	1,059,077
Restricted cash and investments	253,907	254,654	255,177
Goodwill and intangible assets	1,677,940	1,690,648	1,701,547
Other assets	480,056	533,417	425,123
Total assets	$11,914,122	$12,343,502	$12,001,333
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$632,292	$645,158	$667,131
Other current liabilities	1,933,209	1,812,524	1,704,519
Total current liabilities	2,565,501	2,457,682	2,371,650
Long-term debt and finance lease obligations	3,786,067	3,788,089	3,822,768
Income taxes payable	872,778	856,895	892,790
Other long-term liabilities	272,043	261,890	190,821
Total liabilities	7,496,389	7,364,556	7,278,029
Temporary equity, convertible notes	38,304	42,553	49,439
Stockholders’ equity (2)	4,379,429	4,936,393	4,673,865
Total liabilities and stockholders’ equity	$11,914,122	$12,343,502	$12,001,333

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 142,462 as of December 29, 2019, 144,871 as of September 29, 2019, and 144,433 as of June 30, 2019.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 29, 2019	September 29, 2019	December 23, 2018	December 29, 2019	December 23, 2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$514,510	$465,789	$568,855	$980,299	$1,102,215
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	65,530	64,664	81,794	130,194	161,599
Deferred income taxes	77,508	(2,992)	20,797	74,516	(62,704)
Equity-based compensation expense	45,725	42,905	38,806	88,630	89,149
Amortization of note discounts and issuance costs	1,575	1,675	1,031	3,250	2,276
Other, net	(327)	4,026	(1,343)	3,699	848
Changes in operating assets and liabilities	(396,593)	(112,020)	(67,521)	(508,613)	69,322
Net cash provided by operating activities	307,928	464,047	642,419	771,975	1,362,705
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(62,054)	(39,256)	(105,923)	(101,310)	(162,021)
Net (purchase) sale of available-for-sale securities	(662,287)	790,478	773,223	128,191	160,640
Other, net	(9,988)	(540)	(369)	(10,528)	(4,019)
Net cash (used for) provided by investing activities	(734,329)	750,682	666,931	16,353	(5,400)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(17,987)	(28,965)	(6,440)	(46,952)	(86,271)
Net repayments of commercial paper	—	—	(359,518)	—	(359,604)
Treasury stock purchases	(1,005,067)	(78,132)	(1,519)	(1,083,199)	(1,737,414)
Dividends paid	(166,721)	(158,868)	(167,907)	(325,589)	(342,279)
Reissuance of treasury stock related to employee stock purchase plan	38,447	—	32,920	38,447	32,920
Proceeds from issuance of common stock	632	3,869	109	4,501	109
Other, net	—	—	(13,198)	—	(13,207)
Net cash used for financing activities	(1,150,696)	(262,096)	(515,553)	(1,412,792)	(2,505,746)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	5,055	(4,193)	(2,721)	862	(5,032)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(1,572,042)	948,440	791,076	(623,602)	(1,153,473)
Cash, cash equivalents, and restricted cash at beginning of period	4,861,836	3,913,396	2,824,009	3,913,396	4,768,558
Cash, cash equivalents, and restricted cash at end of period	$3,289,794	$4,861,836	$3,615,085	$3,289,794	$3,615,085

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 29, 2019	September 29, 2019
Revenue	$2,583,501	$2,165,746
Gross margin	$1,181,271	$983,338
Gross margin as percentage of revenue	45.7%	45.4%
Operating expenses	$480,776	$430,853
Operating income	$700,495	$552,485
Operating income as a percentage of revenue	27.1%	25.5%
Net income	$601,810	$479,555
Net income per diluted share	$4.01	$3.18
Shares used in per share calculation - diluted	150,097	150,682
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 29, 2019	September 29, 2019
U.S. GAAP net income	$514,510	$465,789
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,627	1,628
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,357	12,357
Restructuring charges - selling, general and administrative	—	1,045
Amortization of note discounts - other expense, net	1,158	1,234
Net income tax benefit on non-GAAP items	(2,358)	(2,498)
Cumulative income tax benefit reversal due to a court ruling	74,516	—
Non-GAAP net income	$601,810	$479,555
Non-GAAP net income per diluted share	$4.01	$3.18
U.S. GAAP net income per diluted share	$3.43	$3.09
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	150,097	150,682

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 29, 2019	September 29, 2019
U.S. GAAP gross margin	$1,179,644	$981,710
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,627	1,628
Non-GAAP gross margin	$1,181,271	$983,338
U.S. GAAP gross margin as a percentage of revenue	45.7%	45.3%
Non-GAAP gross margin as a percentage of revenue	45.7%	45.4%
U.S. GAAP operating expenses	$493,133	$444,255
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
Restructuring charges	—	(1,045)
Non-GAAP operating expenses	$480,776	$430,853
U.S. GAAP operating income	$686,511	$537,455
Non-GAAP operating income	$700,495	$552,485
U.S. GAAP operating income as percent of revenue	26.6%	24.8%
Non-GAAP operating income as a percent of revenue	27.1%	25.5%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com